Exhibit 10.5

EIGHTH AMENDMENT TO CAMPBELL/SIMPSON
TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP MINING LEASE

Amendment Number Eight dated April 20, 1992 (“Effective Date”) to that certain Mining Lease dated January 1, 1986 between Lyle F. Campbell, a single man and Julian E. and Jean C. Simpson, husband and wife (collectively “Campbell/Simpson”) and Tonkin Springs Gold Mining Company (“TSGMC”) (the “Lease”).

RECITALS

A.       Lyle F. Campbell has assigned his interest in the Lease and the property covered by the Lease to The Lyle F. Campbell Trust. Lyle F. Campbell is the sole trustee of The Lyle F. Campbell Trust.

B.        TSGMC assigned the Lease to Homestake Mining Company of California (“Homestake”).

C.        Homestake assigned the Lease to the Tonkin Springs Venture Limited Partnership (“Venture”).

D.        The boundary line referenced in Article 33 of the Lease has been modified and surveyed. A Certificate of Survey of the boundary line has been recorded in the official records of Eureka County File No. 140729.

E.        The Venture has relocated certain of the unpatented mining claims covered by the Lease and has located additional claims within the Area of Interest to the Lease.

F.        Campbell/Simpson has conveyed to the Venture all of Campbell/Simpson’s right, title and interest in and to the TSG unpatented mining claims numbers 156, 157, 163 and 164; and the Venture has conveyed to Campbell/Simpson all of the Venture’s right, title and interest in and to the TSG unpatented mining claims numbers 228, 229, 230, 231, 232, 260, 261 and 292.

G.        Campbell/Simpson and the Venture desire to amend the Lease to describe the property now covered by the Lease and to amend Articles 6, 32 and 33 of the Lease.

THEREFORE, the parties agree as follows:

1.         The mining property covered by the Lease is described in Exhibit A attached hereto (“Mineral Prospect”).

2.         Article 6 of the Lease is deleted in its entirety and the following inserted in its place:

“Manner of Payment.   (a) Each payment to be made by Lessee to Lessor after the effective date hereof shall be made on or before the date such payment shall be required to be made hereunder, provided, however, that the Advance Minimum Royalty shall be paid between January 1st and 15th of each year.

(b)       Lessee shall, at least ten days prior to the date by which Lessor intends to make each such payment (except Production Royalty where in kind payment is taken), obtain Lessor’s written instruction as to the manner of payment. If Lessor fails to provide such instruction, such payment shall be deemed received by Lessor if Lessee wires seventy percent (70%) thereof to the account (number 103-180-6) of Mr. Lyle F. Campbell at the First Interstate Bank of Nevada, N.A. 1 East First Street, Reno, Nevada 89502 and wires the remaining thirty percent (30%) thereof to the account (number 21- 233307) of Julian E. Simpson and Jean C. Simpson at the First Hawaiian Bank, Kahului Branch, Box 157, Kahului, Maui, Hawaii 96732.

(c)       If Lessee fails to pay or shall incorrectly pay some portion of any payment due hereunder, this Lease shall terminate absolutely if Lessee within thirty (30) days after Lessee’s receipt of written notice from Lessor of its error or failure, shall fail to rectify the same.”

3.         Article 32 of the Lease is deleted in its entirety and the following inserted in its place:

“Area of Interest.   (a) During the term of this Lease either Lessor or Lessee shall have the right to locate new unpatented mining claims in the vicinity of the Mineral Prospect; provided, however, that if any such new mining claim is located wholly or partially within the area described in Exhibit B (“Area of Interest”), the rights of the parties with respect to such new mining claim shall be as follows:

(i)        Except as provided in subsection (b), if any such new mining claim is located by Lessee, Exhibit

2

“A” hereto shall be modified and amended to include the same and Lessee shall assign such claim, without warranty, express or implied, to Lessor within sixty days after recording such claim with the Bureau of Land Management.

(ii)       If such new mining claim is located by Lessor, then Lessor shall, within thirty days after recording the same, give Lessee written notice thereof setting forth the description of the claims and the facts upon which Lessor bases its conclusions that Leased Substances might exist therein. Within forty-five days after receipt of such notice. Lessee shall have the right to make such new claim subject to all of the terms and provisions of this Lease by giving Lessor written notice of Lessee’s decision to do so. If Lessee fails to give Lessor such notice within the forty-five day period required by this Article 32, Lessor shall then hold such new mining claim free and clear of the terms and provisions of this Lease.

(b)       Lessee shall have no obligation whatsoever to Lessor with respect to the following properties and such properties shall not become part of the Mineral Prospect:

(i)        Any claim, property or interest acquired by Lessee by any means other than by location under the Federal and State of Nevada mining laws; and/or

(ii)       Any claim, property or interest acquired by Lessee at arms-length and in good faith within the Area of Interest under any lease or purchase agreement (or the like) with any party other than Lessor and any relocations or amendments of such mining claims or locations of open fractions within the outer boundaries of such leased or purchased area.”

4.         Article 33 of the Lease is deleted in its entirety and the following inserted in its place:

“Boundary Agreement.     (a) The parties wish to establish a precise boundary between claims owned by each of them to avoid any disputes and uncertainties which might affect their right to explore, develop and mine their properties. This Boundary Agreement is the sole boundary agreement between the parties and supersedes any prior agreements between them with respect to such boundary.

(b)       The parties have established a boundary and have caused a survey to be made of such a boundary (“Common Boundary Line”). The metes and bounds description of the Common Boundary Line is attached as

3

Exhibit C (“Metes and Bounds of Common Boundary Line”). A copy of the plat of the survey of the Common Boundary Line is attached hereto as Exhibit D (“Certificate of Survey”). In the event of any conflict between the boundary shown on the plat and the metes and bounds description, the metes and bounds description shall govern.

(c)       The parties hereby establish vertical boundaries, as follows:

(i)        All ores and minerals within the surface boundaries of the mining claims subject to this Lease, which claims are located north of the Common Boundary Line and within the Area of Interest (“Leased Claims”) extended downward vertically to the center of the earth are and shall be owned by Lessor subject to the terms and conditions of this Lease and Lessee shall have no right, title or interest in such ores and minerals except for the leasehold rights to such ores and minerals created by this Lease for so long as this Lease remains in effect.

Lessor waives all extralateral rights appertaining to the Leased Claims insofar as such extralateral rights would give Lessor any right, title, or interest (including but not limited to the right to receive royalties under this Lease) in and to ores and minerals outside of the boundaries of the Area of Interest extended vertically downward to the center of the earth.

(ii)       All ores and minerals within the surface boundaries of Lessee’s claims, which claims are located south of the Common Boundary Line and outside the Area of Interest (“Lessee’s Claims”) extended downward vertically to the center of the earth are and shall be owned by Lessee and Lessor shall have no right, title or interest in or to such ores and minerals.

Lessee waives all extralateral rights appertaining to Lessee’s Claims insofar as such extralateral rights would give Lessee any right, title, or interest in and to ores and minerals inside the boundaries of the Area of Interest extended vertically downward to the center of the earth.”

5.         The original Exhibit C to the Lease dated January 1, 1986 is stricken and superseded by the provisions of this agreement and Exhibits B, C and D to this Eighth Amendment.

6.         Except as amended by this Eighth Amendment and the prior

4

seven amendments, the Lease remains in full force and effect.

LESSEE

TONKIN SPRINGS VENTURE LIMITED PARTNERSHIP

By	/s/ W.F. Lindqvist	Approved by Legal Dept.
W.F. Lindqvist, Vice President
Denay Creek Gold Mining Company, General Partner
DBG
By	/s/ William Reid	date:	[ILLEGIBLE]
William Reid, President
Tonkin Springs Gold Mining Company, General Partner

LESSOR

THE LYLE F. CAMPBELL TRUST

By	/s/ Lyle F. Campbell	4-9-92
Lyle F. Campbell, Sole Trustee

/s/ Julian E. Simpson
JULIAN E. SIMPSON

/s/ Jean C. Simpson
JEAN C. SIMPSON

5

STATE OF NEVADA	)
	)	ss.
COUNTY OF Washoe	)

On April 9, 1992, before me, Nancy L. Martinelli a Notary Public of said State, duly Commissioned and sworn, personally appeared Lyle F. Campbell, known to me to be the person whose name is subscribed to the within instrument and known to me to be the sole Trustee of The Lyle F. Campbell Trust, and acknowledged to me that he executed the same on behalf of The Lyle F. Campbell Trust for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my official seal the day and year in this certificate first above written.

Nancy L. Martinelli
(NOTARIAL SEAL)		Notary Public in and for said State
Residing at: Reno, NV
	NANCY L. MARTINELLI	My commission expires: 9-07-94
(SEAL)	Notary Public - State of Nevada
Appointment Recorded in Washoe County
My Appointment expires: SEPT 7, 1994

STATE OF HAWAII	)
	)	ss.
COUNTY OF Maui	)

On April 20th, 1992, before me, [ILLEGIBLE], a Notary Public of said State, duly Commissioned and sworn, personally appeared Julian E. and Jean C. Simpson, known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my official seal the day and year in this certificate first above written.

/s/ [ILLEGIBLE]
(NOTARIAL SEAL)	Notary Public in and for said State
Residing at: Wailea, Hawaii
My commission expires: 06/06/95

6

STATE OF COLORADO	)
	)	ss.
COUNTY OF JEFFERSON	)

On April 14, 1992, before me, Margaret E. Cremen, a duly commissioned Notary Public for said State, personally appeared W. F. Lindqvist, personally known to me to be the Vice President of Denay Creek Gold Mining Company, General Partner of Tonkin Springs Venture Limited Partnership, a Nevada limited partnership, and personally known to me to be the person who executed the within instrument on behalf of said corporation.

IN WITNESS WHEREOF, I have signed my name and affixed my official seal.

/s/ Margaret E. Cremen
(NOTARIAL SEAL)	Notary Public in and for said State
	Residing at:	Arvada, Colorado
NOTARY PUBLIC	My commission expires:	1/15/94
MARGARET E. CREMEN
STATE OF COLORADO

STATE OF COLORADO	)
	)	ss.
COUNTY OF JEFFERSON	)

On April 14, 1992, before me, Margaret E. Cremen, a duly commissioned Notary Public for said State, personally appeared William Reid, personally known to me to be the President of Tonkin Springs Gold Mining Company, General Partner of Tonkin Springs Venture Limited Partnership, a Nevada limited partnership, and personally known to me to be the person who executed the within instrument on behalf of said corporation.

IN WITNESS WHEREOF, I have signed my name and affixed my official seal.

/s/ Margaret E. Cremen
(NOTARIAL SEAL)	Notary Public in and for said State
	Residing at:	Arvada, Colorado
NOTARY PUBLIC	My commission expires:	1/15/94
MARGARET E. CREMEN
STATE OF COLORADO

7

EXHIBIT A

Mineral Prospect

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #
CAMP 1	Sep 01, 1988	190/33	523180
CAMP 2	Sep 01, 1988	190/34	523181
CAMP 3	Sep 01, 1988	190/35	523182
CAMP 4	Sep 01, 1988	190/36	523183
CTG 1	Dec 11, 1991	229/557	637332
CTG 2	Dec 11, 1991	229/559	637333
CTG 3	Dec 11, 1991	229/561	637334
CTG 4	Dec 11, 1991	229/563	637335
CTG 5	Dec 11, 1991	229/565	637336
CTG 6	Dec 11, 1991	229/567	637337
CTG 7	Dec 11, 1991	229/569	637338
CTG 8	Dec 11, 1991	229/571	637339
CTG 9	Dec 11, 1991	229/573	637340
CTG 10	Dec 11, 1991	229/575	637341
CTG 11	Dec 11, 1991	229/577	637342
CTG 12	Dec 11, 1991	229/579	637343
CTG 13	Dec 11, 1991	229/581	637344
CTG 14	Dec 11, 1991	229/583	637345
CTG 15	Dec 11, 1991	229/585	637346
FET NO. 1	Oct 02, 1991	228/445	636315
FET NO. 2	Oct 02, 1991	228/447	636316
FET NO. 3	Sep 20, 1991	228/449	636317
N #39	Sep 22, 1991	228/451	636318
N #40	Sep 22, 1991	228/453	636319
N #41	Sep 22, 1991	228/455	636320
N #50	Sep 22, 1991	228/457	636321
N #51	Sep 22, 1991	228/459	636322
N #52	Sep 22, 1991	228/461	636323
N #53	Sep 22, 1991	228/463	636324
NER 1	Nov 02, 1991	231/53	639039
NER 2	Nov 02, 1991	231/55	639040
NER 3	Nov 02, 1991	231/57	639041
NER 4	Nov 02, 1991	231/59	639042
NER 5	Nov 02, 1991	231/61	639043
NER 6	Nov 02, 1991	231/63	639044
NER 7	Nov 03, 1991	231/65	639045
NER 8	Nov 03, 1991	231/67	639046
NER 9	Nov 03, 1991	231/69	639047
NER 10	Nov 03, 1991	231/71	639048
NER 11	Nov 03, 1991	231/73	639049
NER 12	Nov 03, 1991	231/75	639050
NER 13	Nov 03, 1991	231/77	639051
NER 14	Nov 03, 1991	231/79	639052
NER 15	Nov 03, 1991	231/81	639053
NER 16	Nov 03, 1991	231/83	639054
NER 17	Nov 03, 1991	231/85	639055
NER 18	Nov 03, 1991	231/87	639056
NER 19	Nov 03, 1991	231/89	639057

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

NER 20	Nov 03, 1991	231/91	639058
NER 21	Nov 03, 1991	231/93	639059
NER 22	Nov 03, 1991	231/95	639060
NER 23	Nov 03, 1991	231/97	639061
NER 24	Nov 03, 1991	231/99	639062
NER 25	Nov 03, 1991	231/101	639063
NER 26	Nov 03, 1991	231/103	639064
NER 27	Nov 03, 1991	231/105	639065
NER 28	Nov 03, 1991	231/107	639066
NER 29	Nov 03, 1991	231/109	639067
NER 30	Nov 03, 1991	231/111	639068
NER 31	Nov 03, 1991	231/113	639069
NER 32	Nov 03, 1991	231/115	639070
NER 33	Nov 03, 1991	231/117	639071
NER 34	Nov 03, 1991	231/119	639072
NER 35	Nov 03, 1991	231/121	639073
NER 36	Nov 03, 1991	231/123	639074
NER 37	Nov 03, 1991	231/125	639075
NER 38	Nov 03, 1991	231/127	639076
NER 39	Nov 03, 1991	231/129	639077
NER 40	Nov 03, 1991	231/131	639078
NER 41	Nov 03, 1991	231/133	639079
NER 42	Nov 03, 1991	231/135	639080
NER 43	Nov 03, 1991	231/137	639081
NER 44	Nov 03, 1991	231/139	639082
NER 45	Nov 03, 1991	231/141	639083
NER 46	Nov 03, 1991	231/143	639084
NER 47	Nov 03, 1991	231/145	639085
NER 48	Nov 03, 1991	231/147	639086
O #27	Sep 19, 1991	228/465	636325
O #28	Sep 19, 1991	228/467	636326
O #29	Sep 19, 1991	228/469	636327
O #30	Sep 19, 1991	228/471	636328
O #31	Sep 19, 1991	228/473	636329
O #32	Sep 19, 1991	228/475	636330
O #33	Sep 19, 1991	228/477	636331
O #34	Sep 19, 1991	228/479	636332
O #35	Sep 18, 1991	228/481	636333
O #39	Sep 22, 1991	228/483	636334
O #40	Sep 22, 1991	228/485	636335
O #41	Sep 22, 1991	228/487	636336
O #50	Sep 22, 1991	228/489	636337
O #51	Sep 22, 1991	228/491	636338
O #52	Sep 22, 1991	228/493	636339
O #53	Sep 22, 1991	228/495	636340
P #27	Sep 19, 1991	228/497	636341
P #28	Sep 19, 1991	228/499	636342

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

P #29	Sep 19, 1991	228/501	636343
P #30	Sep 19, 1991	228/503	636344
P #31	Sep 19, 1991	228/505	636345
P #32	Sep 19, 1991	228/507	636346
P #33	Sep 19, 1991	228/509	636347
P #34	Sep 19, 1991	228/511	636348
P #35	Sep 18, 1991	228/513	636349
P #36	Sep 18, 1991	228/515	636350
P #37	Sep 18, 1991	228/517	636351
P #38	Sep 18, 1991	228/519	636352
P #39	Sep 18, 1991	228/521	636353
P #40	Sep 18, 1991	228/523	636354
P #41	Sep 18, 1991	228/525	636355
P #42	Sep 19, 1991	228/527	636356
P #43	Sep 19, 1991	228/529	636357
P #44	Sep 19, 1991	228/531	636358
P #45	Sep 19, 1991	228/533	636359
P #46	Sep 19, 1991	228/535	636360
P #47	Sep 22, 1991	228/537	636361
P #48	Sep 22, 1991	228/539	636362
P #49	Sep 22, 1991	228/541	636363
PAT #1	Sep 22, 1991	228/543	636364
PAT #2	Sep 22, 1991	228/545	636365
PAT #3	Sep 22, 1991	228/547	636366
PAT #4	Sep 22, 1991	228/549	636367
PAT #5	Sep 22, 1991	228/551	636368
PAT #6	Sep 22, 1991	228/553	636369
PAT #7	Sep 22, 1991	228/555	636370
PAT #8	Sep 22, 1991	228/557	636371
PAT #9	Sep 22, 1991	228/559	636372
PAT #10	Sep 22, 1991	228/561	636373
PAT #11	Sep 22, 1991	228/563	636374
PAT #12	Sep 22, 1991	228/565	636375
PAT #13	Sep 22, 1991	228/567	636376
PAT #14	Sep 22, 1991	228/569	636377
PAT #15	Sep 22, 1991	228/571	636378
PAT #16	Sep 22, 1991	228/573	636379
Q #27	Oct 02, 1991	228/575	636380
Q #34	Sep 19, 1991	228/577	636381
Q #35	Sep 20, 1991	228/579	636382
Q #36	Sep 20, 1991	228/581	635383
Q #37	Sep 20, 1991	228/583	636384
Q #38	Sep 20, 1991	228/585	636385
Q #39	Sep 20, 1991	228/587	636386
Q #40	Sep 20, 1991	228/589	636387
Q #41	Sep 20, 1991	228/591	636388
Q #42	Sep 19, 1991	228/593	636389

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

Q #43	Sep 19, 1991	228/595	636390
Q #44	Sep 19, 1991	228/597	636391
Q #45	Sep 19, 1991	228/599	636392
Q #46	Sep 19, 1991	228/601	636393
Q #47	Sep 22, 1991	228/603	636394
Q #48	Sep 22, 1991	228/605	636395
Q #49	Sep 22, 1991	228/607	636396
R #41	Sep 20, 1991	228/609	636397
R #42	Sep 19, 1991	228/611	636398
R #43	Sep 19, 1991	228/613	636399
R #44	Sep 19, 1991	228/615	636400
R #45	Sep 19, 1991	228/617	636401
R #46	Sep 23, 1991	228/619	636402
R #47	Sep 23, 1991	228/621	636403
R #48	Sep 23, 1991	229/1	636404
R #49	Sep 23, 1991	229/3	636405
S #41	Sep 20, 1991	229/5	636406
S #42	Sep 19, 1991	229/7	636407
S #43	Sep 19, 1991	229/9	636408
S #44	Sep 19, 1991	229/11	636409
S #45	Sep 19, 1991	229/13	636410
S #46	Sep 23, 1991	229/15	636411
S #47	Sep 23, 1991	229/17	636412
S #48	Sep 23, 1991	229/19	636413
S #49	Sep 23, 1991	229/21	636414
S #101	Sep 20, 1991	229/23	636415
S #102	Sep 20, 1991	229/25	636416
S #103	Sep 21, 1991	229/27	636417
S #104	Sep 21, 1991	229/29	636418
S #105	Sep 21, 1991	229/31	636419
S #106	Sep 21, 1991	229/33	636420
S #107	Sep 21, 1991	229/35	636421
S #108	Sep 21, 1991	229/37	636422
S #109	Sep 21, 1991	229/39	636423
S #110	Sep 21, 1991	229/41	636424
S #111	Sep 21, 1991	229/43	636425
SKIP #201	Jan 10, 1990	208/291	592409
SKIP #202	Jan 11, 1990	208/292	592410
SKIP #203	Jan 11, 1990	208/293	592411
SKIP #204	Jan 11, 1990	208/294	592412
SKIP #205	Jan 11, 1990	208/295	592413
SKIP #206	Jan 11, 1990	208/296	592414
SKIP #207	Jan 11, 1990	208/297	592415
SKIP #208	Jan 11, 1990	208/298	592416
SKIP #209	Jan 11, 1990	208/299	592417
SKIP #210	Jan 11, 1990	208/300	592418
SKIP #211	Jan 11, 1990	208/301	592419

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

SKIP #212	Jan 12, 1990	208/302	592420
SKIP #213	Jan 12, 1990	208/303	592421
SUMMER #2	Sep 20, 1991	229/45	636426
SUMMER #3	Sep 20, 1991	229/47	636427
SUMMER #4	Sep 20, 1991	229/49	636428
SUMMER #5	Sep 20, 1991	229/51	636429
SUMMER #7	Sep 20, 1991	229/53	636430
SUMMER #8	Sep 20, 1991	229/55	636431
SUMMER #9	Sep 20, 1991	229/57	636432
SUMMER #10	Sep 20, 1991	229/59	636433
SUMMER #12	Sep 02, 1978	67/101	40566
SUMMER #13	Sep 20, 1991	229/61	636434
SUMMER #14	Sep 20, 1991	229/63	636435
SUMMER #15	Sep 20, 1991	229/65	636436
SUMMER #16	Sep 20, 1991	229/67	636437
SUMMER #17	Sep 20, 1991	229/69	636438
SUMMER #18	Sep 20, 1991	229/71	636439
T #43	Dec 24, 1978	69/91	51841
T #44	Dec 24, 1978	69/92	51842
T #45	Dec 24, 1978	69/93	51843
T #46	Dec 24, 1978	69/94	51844
TSG #20	Feb 25, 1986	143/371	365060
TSG #21	Feb 25, 1986	143/372	365061
TSG #22	Feb 25, 1986	143/373	365062
TSG #23	Feb 25, 1986	143/374	365063
TSG #24	Feb 25, 1986	143/375	365064
TSG #25	Feb 25, 1986	143/376	365065
TSG #27 E	Sep 18, 1991	229/73	636440
TSG #28 E	Sep 18, 1991	229/75	636441
TSG #29 E	Sep 18, 1991	229/77	636442
TSG #30 E	Sep 18, 1991	229/79	636443
TSG #31 E	Sep 18, 1991	229/81	636444
TSG #32 E	Sep 18, 1991	229/83	636445
TSG #33	Sep 18, 1991	229/85	636446
TSG #34	Sep 18, 1991	229/87	636447
TSG #35	Sep 18, 1991	229/89	636448
TSG #46	Mar 09, 1986	143/397	365086
TSG #47	Mar 09, 1986	143/398	365087
TSG #48	Mar 09, 1986	143/399	365088
TSG #49	Mar 09, 1986	143/400	365089
TSG #50	Mar 09, 1986	143/401	365090
TSG #51	Mar 09, 1986	143/402	365091
TSG #52	Mar 09, 1986	143/403	365092
TSG #53	Mar 09, 1986	143/404	365093
TSG #54	Mar 09, 1986	143/405	365094
TSG #55	Mar 09, 1986	143/406	365095
TSG #56	Mar 09, 1986	143/407	365096

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #57	Mar 09, 1986	143/408	365097
TSG #58	Mar 09, 1986	143/409	365098
TSG #59	Mar 09, 1986	143/410	365099
TSG #60	Mar 09, 1986	143/411	365100
TSG #61	Mar 09, 1986	143/412	365101
TSG #62	Mar 09, 1986	143/413	365102
TSG #63	Mar 09, 1986	143/414	365103
TSG #64	Mar 09, 1986	143/415	365104
TSG #65	Mar 09, 1986	143/416	365105
TSG #67	Mar 10, 1986	143/418	365107
TSG #68	Mar 10, 1986	143/419	365108
TSG #69	Mar 10, 1986	143/420	365109
TSG #70	Mar 10, 1986	143/421	365110
TSG #71	Mar 10, 1986	143/422	365111
TSG #72	Mar 10, 1986	143/423	365112
TSG #73	Mar 10, 1986	143/424	365113
TSG #74	Mar 10, 1986	143/425	365114
TSG #75	Mar 10, 1986	143/426	365115
TSG #76	Mar 10, 1986	143/427	365116
TSG #77	Mar 10, 1986	143/428	365117
TSG #78	Mar 10, 1986	143/429	365118
TSG #79	Mar 10, 1986	143/430	365119
TSG #80	Mar 10, 1986	143/431	365120
TSG #82	Mar 11, 1986	143/433	365122
TSG #83	Mar 11, 1986	143/434	365123
TSG #84	Mar 11, 1986	143/435	365124
TSG #85	Mar 11, 1986	143/436	365125
TSG #86	Mar 11, 1986	143/437	365126
TSG #87	Mar 12, 1986	143/438	365127
TSG #88	Mar 12, 1986	143/439	365128
TSG #89	Mar 12, 1986	143/440	365129
TSG #90	Mar 12, 1986	143/441	365130
TSG #91	Mar 12, 1986	143/442	365131
TSG #92	Mar 12, 1986	143/443	365132
TSG #93	Mar 12, 1986	143/444	365133
TSG #94	Mar 12, 1986	143/445	365134
TSG #95	Mar 12, 1986	143/446	365135
TSG #99	Mar 12, 1986	143/450	365139
TSG #100	Mar 12, 1986	143/451	365140
TSG #101	Mar 12, 1986	143/452	365141
TSG #102	Mar 12, 1986	143/453	365142
TSG #103	Mar 12, 1986	143/454	365143
TSG #104	Mar 13, 1986	143/455	365144
TSG #105	Mar 13, 1986	143/456	365145
TSG #106	Mar 13, 1986	143/457	365146
TSG #107	Mar 13, 1986	143/458	365147
TSG #108	Mar 13, 1986	143/459	365148

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #109	Mar 13, 1986	143/460	365149
TSG #110	Mar 13, 1986	143/461	365150
TSG #111	Mar 13, 1986	143/462	365151
TSG #112	Mar 13, 1986	143/463	365152
TSG #116	Mar 15, 1986	143/467	365156
TSG #117	Mar 15, 1986	143/468	365157
TSG #118	Mar 15, 1986	143/469	365158
TSG #119	Mar 15, 1986	143/470	365159
TSG #120	Mar 15, 1986	143/471	365160
TSG #121	Mar 16, 1986	143/472	365161
TSG #122	Mar 16, 1986	143/473	365162
TSG #123	Mar 16, 1986	143/474	365163
TSG #124	Mar 16, 1986	143/475	365164
TSG #125	Mar 16, 1986	143/476	365165
TSG #126	Mar 16, 1986	143/477	365166
TSG #127	Mar 16, 1986	143/478	365167
TSG #128	Mar 16, 1986	143/479	365168
TSG #129	Mar 16, 1986	143/480	365169
TSG #133	Mar 16, 1986	143/484	365173
TSG #134	Mar 16, 1986	143/485	365174
TSG #135	Mar 16, 1986	143/486	365175
TSG #136	Mar 16, 1986	143/487	365176
TSG #137	Mar 16, 1986	143/488	365177
TSG #138	Mar 20, 1986	143/489	365178
TSG #139	Mar 20, 1986	143/490	365179
TSG #140	Mar 20, 1986	143/491	365180
TSG #141	Mar 20, 1986	143/492	365181
TSG #142	Mar 20, 1986	143/493	365182
TSG #143	Mar 20, 1986	143/494	365183
TSG #144	Mar 20, 1986	143/495	365184
TSG #145	Mar 20, 1986	143/496	365185
TSG #146	Mar 20, 1986	143/497	365186
TSG #147	Mar 20, 1986	143/498	365187
TSG #148	Mar 20, 1986	143/499	365188
TSG #149	Mar 20, 1986	143/500	365189
TSG #150	Mar 20, 1986	143/501	365190
TSG #151	Mar 20, 1986	143/502	365191
TSG #152	Mar 20, 1986	143/503	365192
TSG #158	Sep 21, 1991	229/95	636277
TSG #159	Sep 21, 1991	229/97	636278
TSG #165	Mar 22, 1986	143/516	365205
TSG #166	Mar 22, 1986	143/517	365206
TSG #202	Mar 21, 1988	175/462	470636
TSG #203	Mar 21, 1988	175/463	470637
TSG #204	Mar 21, 1988	175/464	470638
TSG #205	Mar 21, 1988	175/465	470639
TSG #206	Mar 21, 1988	175/466	470640

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #207	Mar 17, 1988	175/467	470641
TSG #228	Jan 15, 1988	174/350	468628
TSG #229	Jan 15, 1988	174/351	468629
TSG #230	Jan 15, 1988	174/352	468630
TSG #231	Jan 15, 1988	174/353	468631
TSG #232	Jan 15, 1988	174/354	468632
TSG #260	Jan 15, 1988	174/382	468660
TSG #261	Jan 15, 1988	174/383	468661
TSG #262	Jan 15, 1988	174/384	468662
TSG #263	Jan 15, 1988	174/385	468663
TSG #264	Jan 15, 1988	174/386	468664
TSG #292	Jan 19, 1988	174/414	468692
TSG #293	Jan 19, 1988	174/415	468693
TSG #294	Jan 22, 1988	174/416	468694
TSG #295	Jan 22, 1988	174/417	468695
TSG #296	Jan 22, 1988	174/418	468696
TSG #297	Mar 07, 1988	174/419	468697
TSG #298	Mar 07, 1988	174/420	468698
TSG #299	Mar 07, 1988	174/421	468699
TSG #300	Mar 07, 1988	174/422	468700
TSG #301	Mar 07, 1988	174/423	468701
TSG #302	Mar 07, 1988	174/424	468702
TSG #303	Mar 07, 1988	174/425	468703
TSG #304	Mar 07, 1988	174/426	468704
TSG #332	Mar 08, 1988	174/454	468732
TSG #333	Mar 08, 1988	174/455	468733
TSG #334	Mar 08, 1988	174/456	468734
TSG #335	Mar 08, 1988	174/457	468735
TSG #336	Mar 08, 1988	174/458	468736
TSG #337	Mar 08, 1988	174/459	468737
TSG #338	Mar 08, 1988	174/460	468738
TSG #339	Mar 08, 1988	174/461	468739
TSG #340	Mar 08, 1988	174/462	468740
TSG #341	Mar 08, 1988	174/463	468741
TSG #342	Mar 08, 1988	174/464	468742
TSG #343	Mar 08, 1988	174/465	468743
TSG #344	Mar 08, 1988	174/466	468744
TSG #345	Mar 08, 1988	174/467	468745
TSG #346	Jan 25, 1988	174/468	468746
TSG #347	Jan 25, 1988	174/469	468747
TSG #348	Jan 25, 1983	174/470	468748
TSG #349	Jan 25, 1988	174/471	468749
TSG #350	Jan 25, 1988	174/472	468750
TSG #351	Jan 25, 1988	174/473	468751
TSG #379	Jan 22, 1988	174/501	468779
TSG #380	Jan 22, 1988	174/502	468780
TSG #381	Jan 22, 1988	174/503	468781

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #382	Jan 22, 1988	174/504	468782
TSG #383	Jan 22, 1988	174/505	468783
TSG #384	Jan 22, 1988	174/506	468784
TSG #385	Jan 22, 1988	174/507	468785
TSG #386	Jan 23, 1988	174/508	468786
TSG #387	Jan 23, 1988	174/509	468787
TSG #388	Jan 23, 1988	174/510	468788
TSG #389	Jan 23, 1988	174/511	468789
TSG #390	Jan 23, 1988	174/512	468790
TSG #391	Jan 23, 1988	174/513	468791
TSG #392	Jan 23, 1988	174/514	468792
TSG #393	Jan 23, 1988	174/515	468793
TSG #394	Jan 23, 1988	174/516	468794
TSG #395	Jan 25, 1988	174/517	468795
TSG #396	Jan 25, 1988	174/518	468796
TSG #397	Jan 25, 1988	174/519	468797
TSG #398	Jan 25, 1988	174/520	468798
TSG #399	Jan 25, 1988	174/521	468799
TSG #400	Jan 25, 1988	174/522	468800
TSG #423	Feb 14, 1988	174/545	468823
TSG #424	Feb 14, 1988	174/546	468824
TSG #425	Feb 14, 1988	174/547	468825
TSG #426	Feb 14, 1988	174/548	468826
TSG #427	Feb 14, 1988	174/549	468827
TSG #428	Feb 06, 1988	174/550	468828
TSG #429	Feb 06, 1988	174/551	468829
TSG #430	Feb 06, 1988	174/552	468830
TSG #431	Feb 06, 1988	174/553	468831
TSG #432	Feb 06, 1988	174/554	468832
TSG #433	Feb 06, 1988	174/555	468833
TSG #434	Feb 06, 1988	174/556	468834
TSG #435	Feb 06, 1988	174/557	468835
TSG #453	Feb 13, 1988	174/575	468853
TSG #454	Feb 13, 1988	174/576	468854
TSG #455	Feb 13, 1988	174/577	468855
TSG #456	Feb 13, 1988	174/578	468856
TSG #457	Feb 13, 1988	174/579	468857
TSG #458	Feb 07, 1988	174/580	468858
TSG #459	Feb 07, 1988	174/581	468859
TSG #460	Feb 07, 1988	174/582	468860
TSG #461	Feb 07, 1988	174/583	468861
TSG #462	Feb 07, 1988	174/584	468862
TSG #463	Feb 07, 1988	174/585	468863
TSG #464	Feb 07, 1988	174/586	468864
TSG #465	Feb 07, 1988	174/587	468865
TSG #477	Feb 11, 1988	174/599	468877
TSG #478	Feb 11, 1988	174/600	468878

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #479	Feb 11, 1988	175/001	468879
TSG #480	Feb 09, 1988	175/002	468880
TSG #481	Feb 09, 1988	175/003	468881
TSG #482	Feb 09, 1988	175/004	468882
TSG #483	Feb 09, 1988	175/005	468883
TSG #484	Feb 09, 1988	175/006	468884
TSG #485	Feb 09, 1988	175/007	468885
TSG #486	Feb 09, 1988	175/008	468886
TSG #487	Feb 09, 1988	175/009	468887
TSG #488	Feb 09, 1988	175/010	468888
TSG #489	Feb 09, 1988	175/011	468889
TSG #498	Feb 15, 1988	175/020	468898
TSG #499	Feb 15, 1988	175/021	468899
TSG #500	Feb 15, 1988	175/022	468900
TSG #501	Feb 10, 1988	175/023	468901
TSG #502	Feb 10, 1988	175/024	468902
TSG #503	Feb 10, 1988	175/025	468903
TSG #504	Feb 10, 1988	175/026	468904
TSG #505	Feb 10, 1988	175/027	468905
TSG #506	Feb 10, 1988	175/028	468906
TSG #507	Feb 10, 1988	175/029	468907
TSG #508	Feb 10, 1988	175/030	468908
TSG #509	Feb 10, 1988	175/031	468909
TSG #510	Feb 10, 1988	175/032	468910
TSG #511	Feb 12, 1988	175/033	468911
TSG #512	Feb 12, 1988	175/034	468912
TSG #513	Feb 12, 1988	175/035	468913
TSG #514	Feb 12, 1988	175/036	468914
TSG #515	Feb 12, 1988	175/037	468915
TSG #516	Feb 12, 1988	175/038	468916
TSG #517	Feb 12, 1988	175/039	468917
TSG #518	Feb 12, 1988	175/040	468918
TSG #519	Mar 15, 1988	175/041	468919
TSG #520	Mar 15, 1988	175/042	468920
TSG #521	Mar 15, 1988	175/043	468921
TSG #522	Mar 15, 1988	175/044	468922
TSG #523	Mar 15, 1988	175/046	468923
TSG #524	Mar 15, 1988	175/045	468924
TSG #525	Mar 15, 1988	175/047	468925
TSG #526	Mar 15, 1988	175/048	468926
TSG #527	Mar 15, 1988	175/049	468927
TSG #528	Mar 15, 1988	175/050	468928
TSG #529	Mar 15, 1988	175/051	468929
TSG #641	Mar 18, 1988	175/480	470654
TSG #642	Mar 18, 1988	175/481	470655
TSG #643	Mar 18, 1988	175/482	470656
TSG #644	Mar 18, 1988	175/483	470657

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #645	Mar 18, 1988	175/484	470658
TSG #646	Mar 18, 1988	175/485	470659
TSG #647	Mar 18, 1988	175/486	470660
TSG #648	Mar 18, 1988	175/487	470661
TSG #649	Mar 18, 1988	175/488	470662
TSG #650	Mar 18, 1988	175/489	470663
TSG #651	Mar 18, 1988	175/490	470664
TSG #652	Mar 18, 1988	175/491	470665
TSG #653	Mar 18, 1988	175/492	470666
TSG #654	Mar 18, 1988	175/493	470667
TSG #655	Mar 18, 1988	175/494	470668
TSG #656	Mar 18, 1988	175/495	470669
TSG #657	Mar 18, 1988	175/496	470670
TSG #658	Mar 18, 1988	175/497	470671
TSG #659	Mar 18, 1988	175/498	470672
TSG #660	Mar 18, 1988	175/499	470673
TSG #661	Mar 19, 1988	175/500	470674
TSG #662	Mar 19, 1988	175/501	470675
TSG #663	Mar 19, 1988	175/502	470676
TSG #664	Mar 19, 1988	175/503	470677
TSG #665	Mar 19, 1988	175/504	470678
TSG #666	Mar 19, 1988	175/505	470679
TSG #667	Mar 19, 1988	175/506	470680
TSG #668	Mar 19, 1988	175/507	470681
TSG #669	Mar 22, 1988	175/508	470682
TSG #670	Mar 22, 1988	175/509	470683
TSG #671	Mar 22, 1988	175/510	470684
TSG #672	Mar 22, 1988	175/511	470685
TSG #673	Mar 22, 1988	175/512	470686
TSG #674	Mar 22, 1988	175/513	470687
TSG #675	Mar 22, 1988	175/514	470688
TSG #676	Mar 22, 1988	175/515	470689
TSG #677	Mar 22, 1988	175/516	470690
TSG #678	Mar 22, 1988	175/517	470691
TSG #679	Mar 22, 1988	175/518	470692
TSG #680	Mar 22, 1988	175/519	470693
TSG #681	Mar 22, 1988	175/520	470694
TSG #682	Mar 22, 1988	175/521	470695
TSG #683	Mar 22, 1988	175/522	470696
TSG #684	Mar 22, 1988	175/523	470697
TSG #685	Mar 22, 1988	175/524	470698
TSG #686	Mar 22, 1988	175/525	470699
TSG #687	Mar 22, 1988	175/526	470700
TSG #688	Mar 22, 1988	175/527	470701
TSG #689	Mar 23, 1988	175/528	470702
TSG #690	Mar 23, 1988	175/529	470703
TSG #691	Mar 23, 1988	175/530	470704

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

TSG #692	Mar 23, 1988	175/531	470705
TSG #693	Mar 23, 1988	175/532	470706
TSG #694	Mar 23, 1988	175/533	470707
TSG #695	Mar 23, 1988	175/534	470708
TSG #696	Mar 23, 1988	175/535	470709
TSG #697	Mar 21, 1988	175/536	470710
TSG #698	Mar 21, 1988	175/537	470711
TSG #699	Mar 21, 1988	175/538	470712
TSG #700	Mar 21, 1988	175/539	470213
TSG #701	Mar 21, 1988	175/540	470714
TSG #702	Mar 21, 1988	175/541	470715
TSG #703	Mar 21, 1988	175/542	470716
TSG #704	Mar 21, 1988	175/543	470717
TSG #705	Mar 21, 1988	175/544	470718
TSG #706	Mar 21, 1988	175/545	470719
TSG #707	Mar 21, 1988	175/546	470720
TSG #708	Mar 21, 1988	175/547	470721
TSG #709	Mar 21, 1988	175/548	470722
TSG #710	Mar 21, 1988	175/549	470723
TSG #711	Mar 23, 1988	175/550	470724
TSG #712	Mar 23, 1988	175/551	470725
TSG #713	Mar 23, 1988	175/552	470726
TSG #714	Mar 23, 1988	175/553	470727
TSG #715	Mar 23, 1988	175/554	470728
TSG #716	Mar 23, 1988	175/555	470729
TSG #717	Mar 27, 1988	175/556	470730
TSG #718	Mar 27, 1988	175/557	470731
TSG #719	Mar 27, 1988	175/558	470732
TSG #720	Mar 27, 1988	175/559	470733
TSG #721	Mar 27, 1988	175/560	470734
TSG #722	Mar 27, 1988	175/561	470735
TSG #723	Mar 27, 1988	175/562	470736
TSG #724	Mar 27, 1988	175/563	470737
TSG #725	Mar 27, 1988	175/564	470738
TSG #726	Mar 27, 1988	175/565	470739
TSG #727	Mar 27, 1988	175/566	470740
TSG #728	Mar 27, 1988	175/567	470741
TSG #729	Mar 27, 1988	175/568	470742
TSG #730	Mar 27, 1988	175/569	470743
TSG #731	Apr 28, 1988	177/344	478706
TSG #732	Apr 28, 1988	177/345	478707
U #35	Sep 20, 1991	229/99	636449
U #36	Sep 20, 1991	229/101	636450
U #37	Sep 20, 1991	229/103	636451
U #38	Sep 20, 1991	229/105	636452
U #39	Sep 20, 1991	229/107	636453
U #40	Sep 20, 1991	229/109	636454

CLAIM NAME		LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

U	#41	Sep 20, 1991	229/111	636455
U	#42	Dec 24, 1978	69/102	51852
U	#43	Dec 24, 1978	69/103	51853
U	#44	Dec 24, 1978	69/104	51854
U	#45	Dec 24, 1978	69/105	51855
U	#46	Dec 24, 1978	69/106	51856
V	#36	Sep 23, 1991	229/113	636456
V	#37	Sep 23, 1991	229/115	636457
V	#38	Sep 23, 1991	229/117	636458
V	#39	Sep 23, 1991	229/119	636459
V	#40	Sep 23, 1991	229/121	636460
V	#41	Sep 23, 1991	229/123	636461
V	#42	Dec 24, 1978	69/113	51863
V	#43	Dec 24, 1978	69/114	51864
V	#44	Dec 24, 1978	69/115	51865
V	#45	Dec 24, 1978	69/116	51866
V	#46	Dec 24, 1978	69/117	51867
W	#36	Dec 26, 1978	69/118	51868
W	#37	Dec 26, 1978	69/119	51869
W	#38	Dec 23, 1978	69/120	51870
W	#39	Dec 23, 1978	69/121	51871
W	#40	Dec 23, 1978	69/122	51872
W	#41	Dec 24, 1978	69/123	51873
W	#42	Dec 27, 1978	69/124	51874
W	#43	Dec 24, 1978	69/125	51875
W	#44	Dec 24, 1978	69/126	51876
W	#45	Dec 24, 1978	69/127	51877
W	#46	Dec 24, 1978	69/128	51878
X	#70	Nov 12, 1978	68/404	48938
X	#71	Nov 23, 1978	68/405	48939
X	#72	Nov 12, 1978	68/406	48940
X	#73	Nov 23, 1978	68/407	48941
X	#74	Nov 23, 1978	68/408	48942
X	#75	Nov 12, 1978	68/409	48943
X	#76	Nov 23, 1978	68/410	48944
X	#77	Nov 23, 1978	68/411	48945
X	#78	Nov 12, 1978	68/412	48946
X	#79	Nov 16, 1978	68/413	48947
X	#80	Nov 16, 1978	68/414	48948
X	#81	Nov 23, 1978	68/415	48949
X	#82	Nov 23, 1978	68/416	48950
X	#83	Nov 23, 1978	68/417	48951
X	#84	Nov 16, 1978	68/418	43952
X	#85	Nov 16, 1978	68/419	48953
X	#86	Nov 16, 1978	68/420	48954
X	#87	Nov 16, 1978	68/421	48955
X	#88	Nov 16, 1978	68/422	48956

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

X #89	Nov 16, 1978	68/423	48957
X #90	Nov 16, 1978	68/424	48958
X #91	Nov 16, 1978	68/425	48959
X #92	May 01, 1979	71/178	72907
X #93	May 01, 1979	71/179	72908
X #94	Nov 14, 1978	68/426	48960
X #95	Nov 14, 1978	68/427	48961
X #96	Nov 16, 1978	68/428	48962
X #97	Nov 16, 1978	68/429	48963
X #98	Nov 12, 1978	68/430	48964
X #99	May 01, 1979	71/180	72909
X #100	May 01, 1979	71/181	72910
X #101	Nov 14, 1978	68/431	48965
X #102	Nov 14, 1978	68/432	48966
X #103	Nov 16, 1978	68/433	48967
X #104	Nov 16, 1978	68/434	48968
X #105	Nov 12, 1978	68/435	48969
X #106	May 01, 1979	71/182	72911
X #107	May 01, 1979	71/183	72912
X #108	Nov 14, 1978	68/436	48970
X #109	Nov 14, 1978	68/437	48971
X #110	Nov 16, 1978	68/438	48972
X #111	Nov 16, 1978	68/439	48973
X #112	May 01, 1979	71/184	72913
X #113	May 01, 1979	71/185	72914
X #114	Nov 14, 1978	68/440	48974
X #115	Nov 14, 1978	68/441	48975
X #116	Nov 16, 1978	68/442	48976
X #117	Nov 16, 1978	68/443	48977
X #118	May 01, 1979	71/186	72915
X #119	May 01, 1979	71/187	72916
X #120	Nov 14, 1978	68/444	48978
X #121	Nov 14, 1978	68/445	48979
X #122	Nov 16, 1978	68/446	48980
X #123	Nov 16, 1978	68/447	48981
X #124	May 01, 1979	71/188	72917
X #125	May 01, 1979	71/189	72918
X #126	Nov 14, 1978	68/448	48982
X #127	Nov 14, 1978	68/449	48983
X #128	Nov 16, 1978	68/450	48984
X #129	Nov 16, 1978	68/451	48985
X #130	May 01, 1979	71/190	72919
X #131	May 01, 1979	71/191	72920
X #132	Nov 15, 1978	68/452	48986
X #133	Nov 15, 1978	68/453	48987
X #134	Nov 16, 1978	68/454	48988
X #135	Nov 16, 1978	68/455	48989

CLAIM NAME	LOCATION DATE	RECORDING BOOK/PAGE	BLM SERIAL #

X #137	Nov 28, 1978	68/456	48990
X #138	Nov 28, 1978	68/457	48991
X #139	Nov 15, 1978	68/458	48992
X #140	Nov 15, 1978	68/459	48993
X #141	Nov 16, 1978	68/460	48994
X #143	Nov 28, 1978	68/461	48995
X #144	Nov 28, 1978	68/462	48996
X #145	Nov 15, 1978	68/463	48997
X #146	Nov 15, 1978	68/464	48998
X #147	Nov 16, 1978	68/465	48999
X #149	Nov 28, 1978	68/466	49000
X #150	Nov 28, 1978	68/467	49001
X #151	Nov 15, 1978	68/468	49002
X #152	Nov 15, 1978	68/469	49003
X #153	Nov 16, 1978	68/470	49004
X #155	Nov 27, 1978	68/471	49005
X #156	Nov 27, 1978	68/472	49006
X #157	Nov 15, 1978	68/473	49007
X #158	Nov 15, 1978	68/474	49008
X #161	Nov 27, 1978	68/475	49009
X #162	Nov 27, 1978	68/476	49010
X #163	Nov 15, 1978	68/477	49011
X #164	Nov 15, 1978	68/478	49012
X #167	Nov 27, 1978	68/479	49013
X #168	Nov 27, 1978	68/480	49014
X #169	Nov 15, 1978	68/481	49015
X #170	Nov 15, 1978	68/482	49016
X #173	Nov 27, 1978	68/483	49017
X #174	Nov 27, 1978	68/484	49018
X #175	Nov 21, 1978	68/485	49019
X #178	Nov 27, 1978	68/486	49020
X #179	Nov 27, 1978	68/487	49021
X #180	Nov 21, 1978	68/488	49022
X #183	Nov 27, 1978	68/489	49023
X #184	Nov 27, 1978	68/490	49024
X #185	Nov 21, 1978	68/491	49025

EXHIBIT B

Area of Interest

Township 25 North, Range 48 1/2 East
Section 36:	South Half

Township 25 North, Range 49 East
Section 31:	South Half
Section 32:	South Half

Township 24 North, Range 48 1/2 East
Section 1:	All
Section 12:	All
Section 13:	All
Section 24:	East Half
Section 25:	East Half
Section 36:	All that portion of the NE/4 being north of the Boundary Line

Township 24 North, Range 49 East
Section 4:	West Half
Section 5:	All
Section 6:	All
Section 7:	All
Section 8:	All
Section 9:	All
Section 10:	SW/4
Section 15:	All
Section 16:	All
Section 17:	All
Section 18:	All
Section 19:	All
Section 20:	All
Section 21:	All
Section 22:	All
Section 23:	West Half and SE/4
Section 24:	SW/4
Section 25:	All that portion of the West Half being north of the Boundary Line
Section 26:	All that portion being north of the Boundary Line
Section 27:	All that portion being north of the Boundary Line
Section 28:	All that portion being north of the Boundary Line
Section 29:	All
Section 30:	All
Section 31:	All that portion encompassed within the Boundary Line
Section 32:	All that portion encompassed within the Boundary Line
Section 33:	All that portion encompassed within the Boundary Line

EXHIBIT C

Metes and Bounds of Common Boundary Line

The Common Boundary Line is situate in Section 36, Township 24 North, Range 48 1/2 East and also in Sections 25, 26, 27, 28, 31, 32 and 33, Township 24 North, Range 49 East, Mount Diablo Meridian, Eureka County, State of Nevada and is more particularly described by metes and bounds as follows:

Commencing at the North 1/4 Section Corner of Section 36, Township 24 North, Range 48 1/2 East, Mount Diablo Meridian;

thence South 00 degrees 08’24” East 755.37 feet along the north-south center of section line of said Section 36 to the TRUE POINT OF BEGINNING, and from which the common corner of the Southeast of Section 32 and the Southwest of Section 33, Township 24 North, Range 49 East, Mount Diablo Meridian bears South 70 degrees 49’40” East 13,854.68 feet;

thence North 89 degrees 59’58” East 10,021.22 feet;

thence South 00 degrees 00’01” East 3,000.10 feet;

thence South 90 degrees 00’00” East 140.00 feet;

thence South 00 degrees 00’30” West 665.13 feet;

thence North 89 degrees 59’55” East 4,290.01 feet;

thence North 00 degrees 00’51” East 599.95 feet;

thence North 89 degrees 59’56” West 1,500.27 feet;

thence North 00 degrees 00’01” West 2,850.02 feet;

thence South 89 degrees 59’59” East 1,699.98 feet;

thence North 00 degrees 00’21” East 1,469.91 feet;

thence North 89 degrees 59’59” East 16,947.55 feet to the POINT OF TERMINATION, which point is on the north-south center of section line of Section 25, Township 24 North, Range 49 East, Mount Diablo Meridian. From such point of termination the South 1/4 Section Corner of said Section 25 bears South 00 degrees 19’45” East 631.25 feet.

EXHIBIT D

Certificate of Survey

SURVEYOR’S CERTIFICATE [ILLEGIBLE] [ILLEGIBLE]	OWNER’S CERTIFICATE [ILLEGIBLE]	[ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]	) ) )	[ILLEGIBLE]	[ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE]	) ) )	[ILLEGIBLE]
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